UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 17, 2006

CORUS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 0-6136

Minnesota	41-0823592
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois	60613
(Address of principal executive offices)	(Zip Code)

(773) 832-3088 (Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02:          Results of Operations and Financial Condition

On April 17, 2006, Corus Bankshares, Inc. (the “Company”) publicly released information regarding the Company’s financial condition and results of operations for the quarter ended March 31, 2006.

ITEM 9.01:          Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Description

99.1	Quarterly Earnings Release of Corus Bankshares, Inc. dated April 17, 2006*

*This Exhibit 99.1 is furnished pursuant to Item 2.02, and is not deemed filed in accordance with Item 9.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)

April 17, 2006	By:	/s/ Michael E. Dulberg

Michael E. Dulberg
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer and duly authorized Officer of Registrant)